                                                                    EXHIBIT 10.2

                             SECOND AMENDMENT TO
                             --------------------
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------
                       AND PLEDGE AND SECURITY AGREEMENT
                       ---------------------------------


     THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT AND PLEDGE AND SECURITY AGREEMENT (the "Amendment") dated as of October 14, 1999 by
       ---
and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), the lenders party to the Credit Agreement referred to below (collectively, the "Lenders" and individually, a "Lender") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for the Lenders (in such capacity, together with any successor agents appointed thereunder, the "Agent").

     WITNESSETH THAT:

     WHEREAS, the Company, the Lenders and the Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of May 26, 1999 and a First Amendment to Fourth Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company with a revolving mortgage warehousing credit facility; and

     WHEREAS, the Company and the Agent are parties to a Pledge and Security Agreement dated as of May 29, 1998; and

     WHEREAS, the Company and the Lenders have agreed to amend the Credit Agreement and Pledge and Security Agreement upon the terms and conditions herein set forth;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:

     1.   Certain Defined Terms.  Each capitalized term used herein without
          ---------------------
being defined herein that is defined in the Credit Agreement shall have the meaning given to it therein.

     2.   Amendments to Credit Agreement.  The Credit Agreement is hereby
          ------------------------------
amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended to add the following definition thereto in the appropriate alphabetical order:
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               "Subordinated Debt":  Any Indebtedness of the Borrower, now
                -----------------
               existing or hereafter created, incurred or arising, which is subordinated in right of payment to the payment of the Obligations in a manner and to an extent that the Required Lenders have approved in writing prior to the creation of such Indebtedness.

          (b) Section 1.01 is further amended by deleting the definition of Total Liabilities in its entirety and inserting the following therefor:

               "Total Liabilities": at any time of determination, the amount, on
                -----------------
               a consolidated basis, of the liabilities of the Company or NCFC, as applicable, and its respective Subsidiaries, determined in accordance with GAAP, minus Subordinated Debt.

          (c) Section 4.08(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (h) Subordinated Debt;

          (d) Section 4.09(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (a) the security interests granted to the Agent for the benefit of the Lenders, FBS Business Finance Corp. (with respect to obligations described in Section 4.08(c)) and USBNA (with respect to obligations described in Section 4.08(h)) under the Loan Documents;

     3.   Amendments to Pledge and Security Agreement.  The Pledge and Security
          -------------------------------------------
Agreement is hereby amended as follows:

          (a) Clauses Fourth and Fifth of Section 17 of the Pledge and Security Agreement are hereby amended in their entireties as follows:

               Fourth: to the payment in full of the Lease Obligations, as provided in the Lease Agreements, or otherwise as the Lessor may determine;

               Fifth: to the payment of the Subordinated Debt;

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

     4.   Conditions to Effectiveness of this Amendment.  This Amendment shall
          ---------------------------------------------
become effective when the Agent shall have received at least thirteen (13) counterparts of this Amendment, duly executed by the Company and the Required Lenders, provided the following conditions are satisfied:

          (a) Before and after giving effect to this Amendment, the representations and warranties of the Company in Section 3 of the Credit Agreement, Section 5 of the Pledge and Security Agreement and Section 4 of the Servicing Security Agreement, of NCFC in Section 15 of the Guaranty, and of NCCC in Section 15 of the NCCC Guaranty shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement.

          (b) Before and after giving effect to this Amendment, no Event of Default and no Unmatured Event of Default shall have occurred and be continuing.

          (c) No material adverse change in the business, assets, financial condition or prospects of the Company or NCFC shall have occurred since May 26, 1999.

          (d) The Agent shall have received the following, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) copy of resolutions of the Board of Directors of the Company, certified by its respective Secretary or Assistant Secretary, authorizing or ratifying the execution, delivery and performance of this Amendment;

               (ii) a certified copy of any amendment or restatement of the Articles of Incorporation or the By-laws of the Company made or entered following the date of the most recent certified copies thereof furnished to the Lenders;

               (iii) certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment;

               (iv)  a Reaffirmation of NCFC Guaranty duly executed by NCFC;

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

               (v)  a Reaffirmation of NCCC Guaranty duly executed by NCCC; and

               (vi) such other documents, instruments, opinions and approvals as the Agent may reasonably request.

          (e)  The Agent shall have received the amendment fee required by
     Section 8.16 of the Credit Agreement.

     5.   Acknowledgments.  The Company and each Lender acknowledge that, as
          ---------------
amended hereby, the Credit Agreement remains in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement in the Loan Documents shall refer to the Credit Agreement as amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action;
(ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and
(iii) no Events of Default or Unmatured Events of Default exist.

     6.   General.
          -------

          (a) The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

          (b) This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on

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

     separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

          (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

          (d) This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

          (e) This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                         NEW CENTURY MORTGAGE CORPORATION

                                         By     /s/  Patrick Flanagan
                                             ---------------------------------
                                         Its    Executive Vice President
                                             ---------------------------------


                                         U.S. BANK NATIONAL ASSOCIATION,

                                         By
                                             ---------------------------------
                                         Its
                                             ---------------------------------


                                         GUARANTY FEDERAL BANK, FSB

                                         By
                                              --------------------------------
                                         Its
                                              --------------------------------

                    [Signature Page for Second Amendment to
                 Fourth Amended and Restated Credit Agreement]

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                                         BANK UNITED

                                         By
                                              ----------------------------------
                                         Its
                                              ----------------------------------


                                         RESIDENTIAL FUNDING CORPORATION

                                         By
                                             -----------------------------------
                                         Its
                                             -----------------------------------


                                         BANK ONE, TEXAS, N.A.

                                         By
                                             -----------------------------------
                                         Its
                                             -----------------------------------


                                         UNION BANK OF CALIFORNIA

                                         By
                                             -----------------------------------
                                         Its
                                             -----------------------------------

                    [Signature Page for Second Amendment to
                 Fourth Amended and Restated Credit Agreement]

                         REAFFIRMATION OF NCFC GUARANTY


          THE UNDERSIGNED, NEW CENTURY FINANCIAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE THIRD AMENDED AND RESTATED GUARANTY DATED AS OF MAY 29, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                         NEW CENTURY FINANCIAL CORPORATION

                                         By     /s/ Robert K. Cole
                                             -----------------------------------
                                         Its    CEO
                                             -----------------------------------



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                         REAFFIRMATION OF NCCC GUARANTY


          THE UNDERSIGNED, NC CAPITAL CORPORATION, HEREBY (1) AGREES THAT EACH REFERENCE TO THE CREDIT AGREEMENT, OR WORDS OF SIMILAR IMPORT, CONTAINED IN THE THIRD AMENDED AND RESTATED GUARANTY DATED AS OF DECEMBER 11, 1998 (THE "GUARANTY") BY THE UNDERSIGNED TO THE LENDERS AND THE AGENT, SHALL BE A REFERENCE TO THE CREDIT AGREEMENT AS AMENDED BY THE FOREGOING AMENDMENT, (2) CONFIRMS THAT THE GUARANTY SHALL REMAIN IN FULL FORCE AND EFFECT AFTER GIVING EFFECT TO THE FOREGOING AMENDMENT, AND (3) CONFIRMS AND ACKNOWLEDGES THAT ITS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 15 OF THE GUARANTY ARE TRUE AND CORRECT AS OF THE DATE OF THE FOREGOING AMENDMENT.

                                         NC CAPITAL CORPORATION


                                         By      /s/ John Kontoulis
                                             -----------------------------------
                                         Its     Senior Vice President
                                             -----------------------------------



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